[GRAPHIC APPEARS HERE]



PROSPECTUS

AUGUST 1, 2010, AS REVISED JANUARY 4, 2011




DWS Lifecycle Long Range Fund
CLASS/TICKER                   INST   BTAMX    S   BTILX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS




DWS LIFECYCLE LONG RANGE FUND
Investment Objective..........................  1
Fees and Expenses of the Fund.................  1
Principal Investment Strategy.................  1
Main Risks....................................  2
Past Performance..............................  3
Management....................................  4
Purchase and Sale of Fund Shares..............  4
Tax Information...............................  4
Payments to Broker-Dealers and
Other Financial Intermediaries................  4
FUND DETAILS
Investment Objective..........................  5
Principal Investment Strategy.................  5
Main Risks....................................  6
Other Policies and Secondary Risks............  8
Who Manages and Oversees the Fund.............  8
Management.................................... 10


INVESTING IN THE FUND
Choosing a Share Class........................ 11
Buying, Exchanging and Selling Shares......... 13
How to Buy Shares............................. 13
How to Exchange Shares........................ 14
How to Sell Shares............................ 14
Financial Intermediary Support Payments....... 15
Policies You Should Know About................ 16
Policies About Transactions................... 16
How the Fund Calculates Share Price........... 19
Other Rights We Reserve....................... 19
Understanding Distributions and Taxes......... 19
FINANCIAL HIGHLIGHTS.......................... 22
APPENDIX...................................... 24
Hypothetical Expense Summary.................. 24
Additional Index Information.................. 25


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YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
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                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS LIFECYCLE LONG RANGE FUND



INVESTMENT OBJECTIVE

The fund seeks high total return with reduced risk over the long term.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES (paid directly from your investment)


                                                         INST      S
                                                       ------  -----
Maximum sales charge (load) on purchases, as % of
offering price                                         None    None
------------------------------------------------------ ------  -----
Maximum contingent deferred sales charge (load), as %
of redemption proceeds                                 None    None
------------------------------------------------------ ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                       INST           S
                                                 ----------  ----------
Management fee                                       0.59        0.59
------------------------------------------------     ----        ----
Distribution/service
(12b-1) fees                                        None        None
------------------------------------------------    -----       -----
Other expenses (includes an administrative fee)      0.37        0.48
------------------------------------------------    -----       -----
TOTAL ANNUAL OPERATING EXPENSES                      0.96        1.07
------------------------------------------------    -----       -----
Less expense waiver/reimbursements                   0.00        0.06
------------------------------------------------    -----       -----
NET ANNUAL OPERATING EXPENSES                        0.96        1.01
------------------------------------------------    -----       -----

The Advisor has contractually agreed through July 31, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.01% for Class S shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class S shares in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS        INST         S
-------  --------  --------
1        $  98     $ 103
--       -----     -----
3          305       333
--       -----     -----
5          529       582
--       -----     -----
10       1,175     1,294
--       -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2010: 209%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests the largest portion of its assets in common stocks and other equity securities and most of its remaining assets in fixed-income securities, including non-investment grade high yield bonds.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various equity and fixed income categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within



                                       1
PROSPECTUS August 1, 2010, as revised January 4, 2011 DWS Lifecycle Long Range Fund each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.

IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of inefficiencies within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts and over-the-counter forward currency contracts.

--------------------------------------------------------------------------------

DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

SECURITIES LENDING. The fund may lend securities (up to 30% of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Credit risk is greater for lower-rated securities.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose



                                       2
PROSPECTUS August 1, 2010, as revised January 4, 2011 DWS Lifecycle Long Range Fund the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


REGIONAL FOCUS RISK. Focusing on a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


The performance data for the period prior to July 10, 2006, provided in the bar chart and the annual returns table are those of the fund's predecessor fund, DWS Lifecycle Long Range Fund (formerly known as Scudder Asset Management
Fund), a series of DWS Advisor Funds III (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets and liabilities to the fund, which is a series of DWS Advisor Funds.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)


These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  2000       2001        2002       2003       2004      2005      2006       2007       2008       2009
  -2.48       -4.95      -11.33     19.42      8.68      4.34      11.70      6.28       -32.71     25.66




Best Quarter: 14.30%, Q2 2009       Worst Quarter: -19.55%, Q4 2008
Year-to-Date as of 6/30/10: -2.88%

                                       3
PROSPECTUS August 1, 2010, as revised January 4, 2011 DWS Lifecycle Long Range Fund

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Institutional Class and would be different for the other class) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                                      1          5         10
                            CLASS INCEPTION        YEAR      YEARS      YEARS
                          -----------------  ----------  ---------  ---------
INST CLASS before tax           9/16/1993        25.66      1.16       1.45
-------------------------      ----------        -----     -----      -----
  After tax on
  distributions                                  25.06      -0.43      -0.29
  After tax on distribu-
  tions, with sale                               17.11      0.50       0.49
------------------------- ----------             -----     ------     ------
CLASS S before tax             11/16/1993        25.26      0.87       1.08
-------------------------      ----------        -----     ------     ------
BARCLAYS CAPITAL US
AGGREGATE BOND INDEX                              5.93      4.97       6.33
------------------------- ----------             -----     ------     ------
RUSSELL 1000 INDEX                               28.43      0.79       -0.49
------------------------- ----------             -----     ------     ------

The information shows how the fund's performance compares with a broad based market index (Russell 1000 Index) and the fund's benchmark.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

QS Investors, LLC (QS Investors)


PORTFOLIO MANAGER(S)

ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2000.


INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.


THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2005.


SUBADVISOR

Aberdeen Asset Management Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
            NON-IRA     IRAS     UTMAS        PLANS
        -----------  -------  --------  -----------
INST    1,000,000     N/A       N/A         N/A
------  ---------    -----     -----       -----
S       2,500        1,000     1,000       1,000
------  ---------    -----     -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
PROSPECTUS August 1, 2010, as revised January 4, 2011 DWS Lifecycle Long Range Fund

FUND DETAILS

INVESTMENT OBJECTIVE

The fund seeks high total return with reduced risk over the long term.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund normally invests the largest portion of its assets in common stocks and other equity securities and most of its remaining assets in fixed-income securities, including non-investment grade high yield bonds.


MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various equity and fixed income categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. Some asset categories may be represented by ETFs.


IGAP STRATEGY. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of inefficiencies within global bond, equity and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities), in particular exchange-traded futures contracts and over-the-counter forward currency contracts.


The following limits apply to investments in derivatives as part of the iGAP strategy only: The fund may invest up to 25% of its total assets in forward currency contracts on any of the markets comprising the MSCI Developed Markets List (the "MSCI List") against the US Dollar. The MSCI List is currently comprised of the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The fund may invest up to 10% of its total assets in short positions of non-US equity futures and 10% of its total assets in short positions of non-US fixed income futures of any of the markets which comprise the MSCI List. The fund may invest up to 25% of its total assets in short positions of US equity futures and 25% of its total asset in short positions of US fixed income futures, provided that the fund also invests at least the same amount in long positions in US equity and US fixed income futures and/or underlying securities. The fund may invest up to 25% of its total assets in US and non-US futures contracts on a net basis.

--------------------------------------------------------------------------------

DERIVATIVES. In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.

SECURITIES LENDING. The fund may lend securities (up to 30% of total assets) to approved institutions.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGY INFORMATION


EQUITY SECURITIES. These securities include domestic and foreign equity securities of all types. Securities in this asset class include common stocks, fixed rate preferred stocks (including convertible preferred stocks), shares of ETFs, warrants, rights, depository receipts, TBA (to be announced) purchase commitments and other equity securities issued by companies of any size (including small capitalization companies), located anywhere in the world.


FIXED INCOME SECURITIES. These securities include investment grade domestic and foreign fixed income securities, as well as high yield bonds. Investment grade securities are rated within the top four rating categories by a nationally recognized statistical rating organization (or, if unrated,



                                       5
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details
determined by the Advisor to be of similar quality). The fund may also invest in high yield bonds (junk bonds), which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

Securities in this asset class include bonds, notes, adjustable rate preferred stocks, convertible bonds, taxable municipal securities, mortgage-related and asset-backed securities, domestic and foreign government agency securities, zero coupon bonds, Rule 144A securities (securities whose resale is restricted), and other intermediate- and long-term securities. The fund may also gain exposure to fixed income securities by investing in an ETF that tracks the returns of a fixed income index.


SHORT-TERM FIXED INCOME INSTRUMENTS. The short-term fixed income instruments in which the fund may invest include domestic and foreign securities, money market funds and money market instruments. The fund may invest in:


o Short-term obligations of US or foreign governments, their agencies and instrumentalities;


o Other short-term debt securities rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the Advisor to be of similar quality);


o  Commercial paper;


o Bank obligations including negotiable certificates of deposit, time deposits and bankers' acceptances; Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price; and


o  Money market funds.


At the time of the fund's investment in commercial paper, bank obligations or repurchase agreements, the issuer (or the issuer's parent) must have outstanding debt rated within the top two rating categories by a nationally recognized statistical rating organization (or, if unrated, determined by the Advisor to be of similar quality).



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.


Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.



                                       6
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


CREDIT RISK. The fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates.


The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.


IGAP RISK. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


Fees and expenses incurred by an ETF may include, for example, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt



                                       7
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details
obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.


REGIONAL FOCUS RISK. Focusing on a single country or few countries, or regions, involves increased currency, political, regulatory and other risks. To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



OTHER POLICIES AND SECONDARY RISKS


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and



                                       8
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details
commercial banking, investment banking and insurance. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.



FUND NAME                      FEE PAID
-------------------------  ------------
DWS Lifecycle Long Range
Fund                            0.32%*
-------------------------       ----

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The Advisor has voluntarily agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.55% for Institutional Class shares. The Advisor, at its discretion, may revise or discontinue this arrangement at any time and it does not extend to extraordinary expenses, taxes, brokerage and interest expense.


A discussion regarding the basis for the Board's approval of the fund's investment management agreement and the subadvisory agreement between the Advisor and Aberdeen Asset Management, Inc. is contained in the most recent shareholder report for the semi-annual period ended September 30 (the discussion of the Board's approval of the subadvisory agreement between the Advisor and QS Investors, LLC will be contained in the next shareholder report for the semi-annual period ended September 30) (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.


SUBADVISORS

The subadvisor for the fund is QS Investors, LLC located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA and the Board, QS Investors renders SAA services to the fund, manages the assets attributable to the fund's iGAP strategy, and manages a portion of the fund's assets allocated to equities. DIMA pays a fee to QS Investors pursuant to an investment subadvisory agreement between DIMA and QS Investors. QS Investors earns fees at varying rates for providing services to the fund, including a fee based on average net assets attributable to the equity strategy managed by QS Investors. QS Investors may therefore have a conflict of interest in allocating fund assets to the equity strategy for which it would be the portfolio manager. However, QS Investors is a fiduciary to the fund and is required to act in the fund's best interest.

Pursuant to an investment subadvisory agreement between the Advisor and Aberdeen Asset Management Inc. ("AAMI"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, AAMI acts as subadvisor with respect to the fixed income (not including high yield) portion of the fund's portfolio. As the subadvisor, AAMI, under the supervision of the Board and the Advisor, makes investment decisions, buys and sells securities and conducts the research that leads to these purchase and sale decisions. AAMI provides a full range of international investment advisory services to institutional and retail clients.


AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI is located at 1735 Market Street, Philadelphia, PA 19103.


MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The



                                       9
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details

Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



MANAGEMENT


ROBERT WANG, HEAD OF PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2000.

o Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

o  BS, The Wharton School, University of Pennsylvania.

INNA OKOUNKOVA, HEAD OF STRATEGIC ASSET ALLOCATION PORTFOLIO MANAGEMENT, QS INVESTORS. Began managing the fund in 2007.

o Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

o MS, Moscow State University; MBA, University of Chicago - Graduate School of Business.

THOMAS PICCIOCHI, HEAD OF GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO MANAGEMENT AND TRADING, QS INVESTORS. Began managing the fund in 2005.


o Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

o  BA and MBA, University of Miami.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       10
PROSPECTUS August 1, 2010, as revised January 4, 2011             Fund Details

INVESTING IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.



CLASSES AND FEATURES                POINTS TO HELP YOU COMPARE
 INSTITUTIONAL CLASS
 o  No sales charge when you buy    o Only available to certain institu-
   shares and no deferred sales       tional investors; typically
   charge when you sell shares        $1,000,000 minimum initial
                                      investment
                                    o Distributions may be higher
                                      than Class S, depending on
                                      relative expenses
 CLASS S
 o No sales charge when you buy     o Limited availability, see "Eligi-
   shares and no deferred sales       bility Requirements" under
   charge when you sell shares       "Class S Shares"


INSTITUTIONAL CLASS SHARES


You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.



                                       11
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.


o Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

o A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS Investments IRA.

   o Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).



                                       12
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Institutional Class and Class S shares.


TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
            NON-IRA     IRAS     UTMAS        PLANS
        -----------  -------  --------  -----------
INST    1,000,000     N/A       N/A         N/A
------  ---------    -----     -----       -----
S       2,500        1,000     1,000       1,000
------  ---------    -----     -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. The fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you



                                       13
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund
have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- 50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.


ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


       SELLING SHARES ($)
       --------------------------------------------
INST   Check redemption:
------ Up to 100,000. More than 100,000 see
       "Signature Guarantee"
       QuickSell to your bank: Minimum 50, maximum
       250,000
       Wire redemption to your bank: Minimum 1,000
       --------------------------------------------
S      Same as INST
------ --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.



                                       14
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $125,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



                                       15
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.



POLICIES ABOUT TRANSACTIONS


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment




                                       16
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund
requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.


The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending



                                       17
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund
on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.


THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.


TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."



                                       18
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")


TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.


THE FUND PAYS DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS INCOME QUARTERLY. Distributions from realized capital gains are paid annually, usually in December, and if necessary may be paid at other times as well.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they



                                       19
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund
were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:



 GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM THE FUND
 o    gains from the sale of        o gains from the sale of securi-
securi-
   ties held (or treated as held)   ties held by the fund for one
   by the fund for more than        year or less
   one year                         o all other taxable income
 o    qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o    gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


The fund's use of the iGAP strategy may increase or accelerate the fund's recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders.


For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The fund does not expect a significant portion of its distributions to constitute qualified dividend income.


For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution



                                       20
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund
reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       21
PROSPECTUS August 1, 2010, as revised January 4, 2011    Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


DWS LIFECYCLE LONG RANGE FUND - INSTITUTIONAL CLASS



YEARS ENDED MARCH 31,                                2010         2009         2008         2007         2006
------------------------------------------------  ----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.51     $  10.22     $  12.29     $  11.74     $  11.04
------------------------------------------------   -------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                             .21          .28          .32          .34          .27
------------------------------------------------   -------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)             2.30       ( 3.54)      (  .29)         .85          .74
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.51       ( 3.26)         .03         1.19         1.01
------------------------------------------------   -------     --------     --------     --------     --------
Less distributions from:
  Net investment income                              ( .20)      (  .23)      (  .47)      (  .31)      (  .31)
------------------------------------------------   -------     --------     --------     --------     --------
  Net realized gains                                     -       (  .13)      ( 1.63)      (  .33)           -
------------------------------------------------   -------     --------     --------     --------     --------
  Return of capital                                      -       (  .09)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                                ( .20)      (  .45)      ( 2.10)      (  .64)      (  .31)
------------------------------------------------   -------     --------     --------     --------     --------
Redemption fees                                          -            -          .00*         .00*         .00*
------------------------------------------------   -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $  8.82     $   6.51     $  10.22     $  12.29     $  11.74
------------------------------------------------   -------     --------     --------     --------     --------
Total Return (%)(b)                                  38.76       (32.84)      (  .40)       10.28         9.19
------------------------------------------------   -------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 565          402          738          761          726
------------------------------------------------   -------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)        .96          .98          .89          .89          .91
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)         .56          .57          .55          .55          .55
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of net investment income (%)                    2.56         3.24         2.82         2.83         2.37
-------------------------------------------------  -------     --------     --------     --------     --------
Portfolio turnover rate (%)                            209          242          264          175          108
-------------------------------------------------  -------     --------     --------     --------     --------

(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       22
PROSPECTUS August 1, 2010, as revised January 4, 2011     Financial Highlights

DWS LIFECYCLE LONG RANGE FUND - CLASS S(+)



YEARS ENDED MARCH 31,                                2010        2009         2008         2007         2006
------------------------------------------------  ----------  ----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.23     $   9.79    $  11.85     $  11.30     $  10.62
------------------------------------------------   -------     --------    --------     --------     --------
Income (loss) from investment operations:
  Net investment income(a)                             .19          .26         .29          .33          .22
------------------------------------------------   -------     --------    --------     --------     --------
  Net realized and unrealized gain (loss)             2.20       ( 3.40)     (  .30)         .80          .70
------------------------------------------------   -------     --------    --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    2.39       ( 3.14)     (  .01)        1.13          .92
------------------------------------------------   -------     --------    --------     --------     --------
Less distributions from:
  Net investment income                              ( .17)      (  .20)     (  .42)      (  .25)      (  .24)
------------------------------------------------   -------     --------    --------     --------     --------
  Net realized gains                                     -       (  .13)     ( 1.63)      (  .33)           -
------------------------------------------------   -------     --------    --------     --------     --------
  Return of capital                                      -       (  .09)          -            -            -
------------------------------------------------   -------     --------    --------     --------     --------
  TOTAL DISTRIBUTIONS                                ( .17)      (  .42)     ( 2.05)      (  .58)      (  .24)
------------------------------------------------   -------     --------    --------     --------     --------
Redemption fees                                          -            -         .00*         .00*         .00*
------------------------------------------------   -------     --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $  8.45     $   6.23    $   9.79     $  11.85     $  11.30
------------------------------------------------   -------     --------    --------     --------     --------
Total Return (%)(b)                                  38.53       (33.05)     (  .75)       10.16         8.77
------------------------------------------------   -------     --------    --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                   3            3           5            5           31
------------------------------------------------   -------     --------    --------     --------     --------
Ratio of expenses before expense reductions (%)       1.07         1.08        1.05          .93         1.41
-------------------------------------------------  -------     --------    --------     --------     --------
Ratio of expenses after expense reductions (%)         .81          .82         .87          .71         1.00
-------------------------------------------------  -------     --------    --------     --------     --------
Ratio of net investment income (%)                    2.31         2.99        2.50         2.67         1.92
-------------------------------------------------  -------     --------    --------     --------     --------
Portfolio turnover rate (%)                            209          242         264          175          108
-------------------------------------------------  -------     --------    --------     --------     --------

(+)On October 23, 2006, Investment Class was renamed Class S.
(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

                                       23
PROSPECTUS August 1, 2010, as revised January 4, 2011     Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


DWS LIFECYCLE LONG RANGE FUND - INSTITUTIONAL CLASS



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.96%         4.04%       $ 10,404.30    $    97.63
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.96%         8.25%       $ 10,824.95    $   101.58
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.96%        12.63%       $ 11,262.60    $   105.69
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.96%        17.18%       $ 11,717.95    $   109.96
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.96%        21.92%       $ 12,191.70    $   114.41
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.96%        26.85%       $ 12,684.61    $   119.03
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.96%        31.97%       $ 13,197.45    $   123.85
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.96%        37.31%       $ 13,731.02    $   128.85
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.96%        42.86%       $ 14,286.17    $   134.06
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.96%        48.64%       $ 14,863.76    $   139.48
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,174.54
---                                                                  ----------

                                       24
PROSPECTUS August 1, 2010, as revised January 4, 2011                 Appendix

DWS LIFECYCLE LONG RANGE FUND - CLASS S



            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.01%         4.00%       $ 10,399.50    $   102.51
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.07%         8.09%       $ 10,808.72    $   112.93
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.07%        12.34%       $ 11,234.04    $   117.38
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.07%        16.76%       $ 11,676.10    $   122.00
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.07%        21.36%       $ 12,135.56    $   126.80
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.07%        26.13%       $ 12,613.09    $   131.79
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.07%        31.09%       $ 13,109.42    $   136.97
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.07%        36.25%       $ 13,625.27    $   142.36
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.07%        41.61%       $ 14,161.43    $   147.96
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.07%        47.19%       $ 14,718.68    $   153.79
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,294.49
---                                                                  ----------

ADDITIONAL INDEX INFORMATION


RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.


                                       25
PROSPECTUS August 1, 2010, as revised January 4, 2011                 Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These may include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.


In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219210
                  Kansas City, MO
                  64121-9210
                  www.dws-investments.com
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Advisor Funds
                  DWS Lifecycle Long Range Fund
                  811-04760


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(08/01/10) DLLRF-1